Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Utilities Portfolio
May 31, 2022
UTI-NPRT1-0722
1.802193.118
Common Stocks - 98.1%
	Shares	Value ($)
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Quanta Services, Inc.	23,000	2,737,000
Electric Utilities - 66.2%
Electric Utilities - 66.2%
American Electric Power Co., Inc.	612,350	62,478,071
Avangrid, Inc. (a)	114,429	5,445,676
Constellation Energy Corp.	1,001,116	62,149,281
Duke Energy Corp.	88,812	9,993,126
Edison International	676,810	47,315,787
Entergy Corp.	494,300	59,474,176
Evergy, Inc.	44,804	3,133,592
Eversource Energy	453,600	41,876,352
Exelon Corp.	1,684,889	82,812,294
FirstEnergy Corp.	1,331,292	57,192,304
NextEra Energy, Inc. (a)	2,684,289	203,173,834
OGE Energy Corp.	380,300	15,706,390
PG&E Corp. (b)	4,991,766	60,899,545
Portland General Electric Co.	64,946	3,198,591
PPL Corp.	2,143,900	64,702,902
Southern Co.	1,469,077	111,150,366
Xcel Energy, Inc.	398,300	30,007,922
		920,710,209
Gas Utilities - 1.0%
Gas Utilities - 1.0%
Southwest Gas Corp.	146,000	13,596,980
Independent Power and Renewable Electricity Producers - 9.2%
Independent Power Producers & Energy Traders - 7.9%
Clearway Energy, Inc.:
Class A	166,124	5,408,997
Class C	146,991	5,152,035
The AES Corp.	2,199,215	48,470,699
Vistra Corp.	1,921,897	50,680,424
		109,712,155
Renewable Electricity - 1.3%
NextEra Energy Partners LP (a)	195,755	14,025,846
Sunnova Energy International, Inc. (a)(b)	227,300	4,546,000
		18,571,846
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		128,284,001
Multi-Utilities - 20.9%
Multi-Utilities - 20.9%
CenterPoint Energy, Inc.	1,399,408	44,851,026
Dominion Energy, Inc.	622,560	52,432,003
NiSource, Inc.	1,415,219	44,508,638
Public Service Enterprise Group, Inc.	942,003	64,564,886
Sempra Energy	512,308	83,946,789
		290,303,342
Oil, Gas & Consumable Fuels - 0.6%
Oil & Gas Storage & Transport - 0.6%
Energy Transfer LP	725,300	8,456,998
TOTAL COMMON STOCKS (Cost $1,040,188,658)		1,364,088,530

Money Market Funds - 7.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.82% (c)	15,288,106	15,291,163
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d)	92,613,989	92,623,250
TOTAL MONEY MARKET FUNDS (Cost $107,914,413)		107,914,413

TOTAL INVESTMENT IN SECURITIES - 105.9% (Cost $1,148,103,071)	1,472,002,943
NET OTHER ASSETS (LIABILITIES) - (5.9)%	(81,424,098)
NET ASSETS - 100.0%	1,390,578,845

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.82%	15,713,381	162,530,217	162,952,435	33,000	-	-	15,291,163	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	21,483,975	175,110,889	103,971,614	6,509	-	-	92,623,250	0.2%
Total	37,197,356	337,641,106	266,924,049	39,509	-	-	107,914,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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